UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2026

ALASKA SILVER CORP.
(Exact name of registrant as specified in its charter)

British Columbia	333-290204	87-4818470
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1500-1111 West Hastings St,
 Vancouver, British Columbia, Canada V6E 2J3
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (520) 200-1667

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 19, 2026, Alaska Silver Corp. (the "Company") held an annual general and special shareholders meeting ("Meeting"). As of the close of business on May 15, 2026, the record date for the Meeting (the "Record Date"), there were 88,749,150 shares of Company common stock issued and outstanding. At the Meeting, 26,946,579 of the Company's 88,749,150 outstanding shares of common stock entitled to vote as of the Record Date, or approximately 30.36%, were represented by proxy or in person, and, therefore, a quorum was present.

The final voting results on the proposals presented for stockholder approval at the Meeting were as follows:

Proposal No. 1: The Company's shareholders approved the setting of the number of directors to be elected at the Meeting at six, as follows:

Votes For	Votes Against
26,881,474	63,105

Proposal No. 2: The Company's shareholders elected six directors, to hold office until the Company's 2027 annual general shareholders meeting, or until his or her successor is duly elected and qualified, subject to prior death, resignation or removal, as follows:

Name of Director	Votes For	Withhold
Christopher Marrs	25,658,403	1,286,176
Nathan Brewer	24,516,340	2,428,239
David Smallhouse	24,507,340	2,437,239
Kevin Nishi	24,507,340	2,437,239
Susan Mitchell	25,728,736	1,215,843
Aaron Schutt	25,707,253	1,237,326

Proposal No. 3: The Company's shareholders approved the re-appointment of the Company's current auditor, Davidson & Company LLP, for the fiscal year ending December 31, 2026 at a remuneration to be fixed by the directors, as follows:

Votes For	Votes Withheld
26,896,549	48,030

Proposal No. 4: The Company's shareholders approved the Company's 10% rolling Long Term Incentive Plan and certain amendments thereto, as follows:

Votes For	Votes Against
25,655,086	1,289,493

Proposal No. 5: The Company's disinterested shareholders approved the issuance of common shares of the Company to certain insiders of the Company in settlement of outstanding debts owed by the Company to such insiders, as more fully set forth in the management information circular of the Company dated May 19, 2026, as follows:

Votes For	Votes Against
14,201,471	145,945

Item 7.01. Regulation FD Disclosure.

On June 22, 2026, the Company issued a press release entitled "Alaska Silver Announces Shareholder Meeting Results and Summer Exploration Program Update" A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

The information set forth in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as shall be expressly set forth by specific reference in such a filing. This Current Report on Form 8-K (the "Report") will not be deemed an admission as to the materiality of any information in this Report that is required to be disclosed solely by Regulation FD.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release entitled "Alaska Silver Announces Shareholder Meeting Results and Summer Exploration Program Update" dated June 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2026

ALASKA SILVER CORP.

By: /s/ Darren Morgans_________________________

Darren Morgans

Chief Financial Officer